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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of iTurf Inc. on Amendment No.1 to the Form S-4 of our report dated March 30, 1999
(April 14, 1999 as to Note 1 sentences two and three), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

New York, New York
October 12, 2000